PREPAYMENTS AND OTHER RECEIVABLES - Summary of Prepayments and Other Receivables (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
PREPAYMENTS AND OTHER RECEIVABLES
Receivable from collaboration agreement	$ 5,120	$ 1,664
Interest receivable	2	5
Deferred offering fees	393	4,189
Prepayments for insurance and other services	1,064	519
Prepayments for employee incentives	59	177
Other receivables	518	124
Total prepayments and other receivables	$ 7,156	$ 6,678